Exhibit 10.21
AMENDMENT NO.2 TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER

This Amendment No. 2 to Amended and Restated Credit Agreement and Waiver (this "Amendment'') is entered into as of March 10, 2011 by and between Vera Bradley Designs, Inc., an Indiana corporation (the "Borrower"), and JPMorgan Chase Bank, National Association, as administrative agent (the "Administrative Agent''), acting with the consent of the Required Lenders.

RECITALS

A.     The Borrower, the Administrative Agent and the Lenders are party to that certain Amended and Restated Credit Agreement dated as of October 4, 2010 (as amended from time to time, the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

B.     The Borrower, the Subsidiary Guarantors and the Administrative Agent, acting with the consent of the Required Lenders, wish to amend the Credit Agreement and the Security Agreement and waive certain provisions thereof on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

l.     Amendments to Credit Agreement. Upon the "Effective Date" (as defined below), the Credit Agreement shall be amended as follows:

(a)     Section 1.01 shall be amended by inserting the following new defined term therein in the appropriate alphabetical order:

"Domestic Credit Parties" means Holdings, the Borrower and each Subsidiary Guarantor that is a Domestic Subsidiary.

(b)     Section 5.l0(a)(ii) shall be amended by inserting the following words at the end thereof after the words ."Administrative Agent" and before the".":

(such pledge to occur and related documentation to be delivered within ten (10) Business Days (or such longer period as the Administrative Agent may agree) after such Foreign Subsidiary becoming a Material Subsidiary

(c)     Section 6.04(c) shall be amended and restated in its entirety to read as follows:

(c)     loans, advances or investments made among the Domestic Credit Parties;

(d)     Section 6.04(f) shall be amended by deleting the period at the end thereof and inserting in its place "; and".

(e)     Section 6.04 shall be amended by inserting the following new clause (g)therein:

(g)     loans by the Borrower to Vera Bradley (Japan) K.K. in an aggregate amount not to exceed $10,000,000 at any time outstanding.

CHI:2506144.4

2.    Amendments to Security Agreement. Upon the Effective Date, the first sentence of Section 4.4(a) of the Security Agreement shall be amended and restated in its entirety to read as follows: ·

Except as otherwise permitted by the Credit Agreement, no Grantor shall (i) reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof or (ii) otherwise change its name, identity or corporate structure unless, in the case of the foregoing clause (ii), the Collateral Agent shall·have determined in its sole discretion that such UCC filings and other actions as are necessary to protect the interests of the Lenders and Collateral Agent hereunder and in respect of the security interest granted hereby have been made or taken.

3.    Waiver. The Administrative Agent, acting with the consent of the Required Lenders, hereby waives (a) any breach of Section 4.4(a) of the Security Agreement arising solely as a result of Vera Bradley Retail Stores, LLC changing its legal name to Vera Bradley Sales, LLC and (b) any Defaults or Events of Default under the Credit Agreement or any other Credit Document relating solely to such breach.

4.    Representations and Warranties of the Borrower. The Borrower and each Subsidiary Guarantor represent and warrant that:

(a)     The execution, delivery and performance by the Borrower or such Subsidiary Guarantor, as applicable, of this Amendment have been duly authorized by all necessary corporate or limited liability company action, as applicable, and that this Amendment is a legal, valid and binding obligation of the Borrower or such Subsidiary Guarantor, as applicable, enforceable against the Borrower or such Subsidiary Guarantor, as applicable, in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally or by general principles of equity;

(b)     After giving effect to this Amendment, each of the representations and warranties contained in the Credit Agreement (treating this Amendment as a Credit Document for purposes thereof) and the other Credit Documents is true and correct on and as of the date hereof (except to the extent that such representation or warranty expressly refers to an earlier date, in which case it shall be true and correct as of such earlier date); and

(c)        After giving effect to this Amendment, no Default has occurred and is continuing.

5.     Effective Date. This Amendment shall become effective on the date (the ''Effective Date") on which the following conditions have been satisfied:

(a)     The execution and delivery hereof by the Borrower, each Subsidiary Guarantor and the Administrative Agent, acting with the consent of the Required Lenders; and

(b)     The execution and delivery by Holdings and each of the Subsidiary Guarantors of a Reaffirmation substantially in the form of Exhibit A hereto.

6.     Reference to and Effect Upon the Credit Documents.

(a)        Except as specifically amended above, the Credit Agreement, the Security Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b)        The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent or any Lender under the Credit Agreement, the Security Agreement or any Credit Document, nor constitute a waiver of any provision of the Credit Agreement, the Security Agreement or any Credit Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, (i) each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", ''herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby and (ii) each reference in the Security Agreement to "this Agreement”, "hereunder", ''hereof", "herein" or words of similar import shall mean and be a reference to the Security Agreement as amended hereby.

7.     Costs and Expenses. The Borrower hereby affirms its obligation under Section 9.03 of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.

8.     Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

9.     Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

10.     Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic mail shall be effective as delivery of manually executed counterpart hereof.

[signature page follows]

IN WTINESS WHEREOF, the parties haw executed this Amendment as of the date and year first above written.

VERA BRADLEY DESIGNS, INC.
/s/ David R. Traylor
Name: David R. Traylor
Title: Treasurer

VERA BRADLEY SALES, LLC
/s/ David R. Traylor
Name: David R. Traylor
Title: Treasurer

VERA BRADLEY INTERNATIONAL, LLC
/s/ David R. Traylor
Name: David R. Traylor
Title: Treasurer

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent acting with the consent of the Required Lenders
/s/ Stephanie L. Yoder, V.P.
Name: Stephanie L. Yoder
Title: Vice President

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement and Waiver]

EXHIBIT A

REAFFIRMATION

Each of the undersigned (i) acknowledges receipt of a copy of Amendment No. 2 to Amended and Restated Credit Agreement and Waiver (the "Amendment"), amending the Amended and Restated Credit Agreement dated as of October 4, 2010 (as amended from time to time, the "Credit Agreement") and the Security Agreement and waiving certain provisions thereof, (ii) consents to the Amendment and each of the transactions referenced therein, and (iii) hereby reaffirms its obligations, as applicable, under the Subsidiary Guaranty dated as of November 26, 2008 and the Parent Guaranty dated as of October 4, 2010, each, in favor of JPMorgan Chase Bank, National Association, as Administrative Agent. Capitalized terms used herein shall have the meanings ascribed to them by the Credit Agreement.

Dated as of March 10, 2011

VERA BRADLEY, INC.
/s/ David R. Traylor
Title: Treasurer

VERA BRADLEY SALES, LLC
/s/ David R. Traylor
Title: Treasurer

VERA BRADLEY INTERNATIONAL, LLC
/s/ David R. Traylor
Title: Treasurer